                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                                                 [ X ]
Filed by a Party other than the Registrant                              [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[   ]     Definitive Proxy Statement

[ X ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Section 240.14a-l2

                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

          1)   Title of each class of securities to which transaction applies:

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          2)   Aggregate number of securities to which transaction applies:

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          3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          4)   Proposed maximum aggregate value of transaction:

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          5)   Total fee paid:

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[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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VOTE YOUR AMERICAN CENTURY INVESTMENTS PROXY TODAY!!!

Recently,  you were sent information from American Century Investments regarding their ongoing proxy  initiative.  Your company's plan currently  includes one or more American  Century funds.  As the plan sponsor for your company's plan, it's your right to vote on any proxy that comes from an  investment  company in which your  company's  employees have money  invested.  You are encouraged to exercise that right and vote to help determine the outcome of the proposals. The meetings originally  scheduled for June 27, 2007, were adjourned to July 27, 2007, due to
insufficient   voting.   Please  vote  today  to  avoid  further  reminders  and
communications. Your vote is appreciated.

It's important for you to know that two different  independent  bodies recommend that shareholders vote in favor of the resolutions listed in the proxies --

1.   INSTITUTIONAL  SHAREHOLDER SERVICES (ISS) -- ISS is a company that provides
     in-depth,   objective   proxy   research  and  provides   informed   voting
     recommendations  to  shareholders.  Their  mission is to help  shareholders
     manage  risk  and  drive  value.   They  have  publicly   recommended  that
     shareholders vote in favor of these proposals.

2.   THE BOARD OF TRUSTEES -- The Board,  which includes all of the  independent trustees,  also  unanimously  recommends  that  shareholders  vote  for the proposals. Keep in mind that these independent members of the Board are not employees of American  Century  Investments,  and it's their job to oversee the  funds  on  behalf  of the  SHAREHOLDERS.  They  are the  shareholders'
     advocate and have  determined that these proposals are in the best interest of shareholders.

The  easiest  and  quickest  way to vote is on-line or by phone.  To vote on the internet,  go to  www.proxyweb.com.  You  will  need  your  proxy  card  control number(s)  from the  information  mailed to you to utilize the web site.  If you don't have access to that or prefer to call, phone toll-free at 877-256-6083 and a proxy service representative will assist you.

THE  AMERICAN  CENTURY  FUNDS HAVE FILED  PROXY  STATEMENTS  AND OTHER  RELEVANT
DOCUMENTS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC).  INVESTORS ARE
URGED TO READ THESE DOCUMENTS  BECAUSE THEY CONTAIN IMPORTANT  INFORMATION.  YOU
CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE AT THE SEC WEB SITE (WWW.SEC.GOV).  IN
ADDITION,  THE PROXY  STATEMENTS  FILED  WITH THE SEC BY  AMERICAN  CENTURY  ARE
AVAILABLE FREE OF CHARGE BY CALLING 1-877-256-6083.